Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document Entity Information
Entity Registrant Name	Navios Maritime Partners L.P.
Trading Symbol	NMM
Entity Central Index Key	0001415921
Document Type	20-F
Document Period End Date	Dec 31, 2011
Amendment Flag	false
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--12-31
Entity Well Known Seasoned Issuer	No
Entity Current Reporting Status	Yes
Entity Filer Category	Accelerated Filer
Entity Common Stock Shares Outstanding	46,887,320

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Current assets
Cash and cash equivalents	$ 48,078	$ 51,278
Restricted cash	8,468	824
Accounts receivable, net	4,835	936
Prepaid expenses and other current assets	2,177	2,574
Total current assets	63,558	55,612
Vessels, net	667,213	612,358
Deferred financing costs, net	2,466	2,582
Other long term assets	106	242
Intangible assets	176,581	170,091
Total non-current assets	846,366	785,273
Total assets	909,924	840,885
Current liabilities
Accounts payable	2,022	1,076
Accrued expenses	2,986	1,941
Deferred voyage revenue	10,920	10,575
Current portion of long-term debt	36,700	29,200
Amount due to related parties	4,077	2,633
Total current liabilities	56,705	45,425
Long term debt	289,350	292,300
Unfavorable lease terms	0	665
Deferred voyage revenue	4,230	10,992
Total non-current liabilities	293,580	303,957
Total liabilities	350,285	349,382
Commitments and contingencies
Partners' capital
Common Unitholders (46,887,320 and 41,779,404 units issued and outstanding at December 31, 2011 and December 31, 2010, respectively)	729,550	651,965
Subordinated Unitholders (7,621,843 units issued and outstanding at December 31, 2011 and December 31, 2010)	(177,969)	(168,229)
General Partner (1,132,843 and 1,028,599 units issued and outstanding at December 31, 2011 and December 31, 2010, respectively)	1,976	1,685
Subordinated Series A Unitholders (1,000,000 units issued and outstanding at December 31, 2011 and December 31, 2010)	6,082	6,082
Total partners' capital	559,639	491,503
Total liabilities and partners' capital	$ 909,924	$ 840,885

Consolidated Statements of Income (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
CONSOLIDATED STATEMENTS OF INCOME [Abstract]
Time charter revenues	$ 186,953	$ 143,231	$ 92,643
Time charter expenses	(13,473)	(12,027)	(13,925)
Direct vessel expenses	(61)	(92)	(415)
Management fees	(26,343)	(19,746)	(11,004)
General and administrative expenses	(4,965)	(4,303)	(3,208)
Depreciation and amortization	(63,971)	(41,174)	(15,877)
Write-off of intangible asset	(3,979)	0	0
Interest expense and finance cost, net	(9,244)	(6,360)	(8,048)
Interest income	821	1,017	261
Compensation expense	0	0	(6,082)
Other income	272	85	94
Other expense	(675)	(120)	(117)
Net income	$ 65,335	$ 60,511	$ 34,322
Weighted average units outstanding (basic and diluted)
Common unit holders	45,409,807	33,714,905	17,174,185
Subordinated unit holders	7,621,843	7,621,843	7,621,843
General partner unit holders	1,102,689	864,017	516,441
Subordinated Series A unit holders	1,000,000	1,000,000	1,000,000
Earnings per unit
Common unit (basic and diluted)	$ 1.33	$ 1.51	$ 1.47
Subordinated unit (basic and diluted)	$ 0.46	$ 1.11	$ 1.09
General Partner Unit (basic and diluted)	$ 1.19	$ 1.42	$ 1.4
Subordinated Series A unit (basic and diluted)	$ 0	$ 0	$ 0

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
OPERATING ACTIVITIES
Net income	$ 65,335	$ 60,511	$ 34,322
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	63,971	41,174	15,877
Write-off of intangible asset	3,979	0	0
Amortization and write-off of deferred financing cost	530	415	683
Amortization of deferred dry dock costs	61	92	415
Provision for bad debts	0	0	49
Compensation expense	0	0	6,082
Changes in operating assets and liabilities
Increase in restricted cash	(2)	(2)	(822)
Increase in accounts receivable	(3,899)	(334)	(338)
Decrease/(increase) in prepaid expenses and other current assets	396	(1,797)	(406)
Decrease/(increase) in other long term assets	75	(154)	0
Increase/(decrease) in accounts payable	946	558	(76)
Increase in accrued expenses	1,045	97	182
(Decrease)/increase in deferred voyage revenue	(6,417)	(5,211)	24,172
Increase in amounts due to related parties	1,444	669	425
Net cash provided by operating activities	127,464	96,018	80,565
INVESTING ACTIVITIES
Acquisition of vessels	(76,220)	(291,591)	(23,683)
Acquisition of intangibles	(43,780)	(156,166)	(42,917)
Deposit for vessel acquisitions	0	0	(2,500)
Net cash used in investing activities	(120,000)	(447,757)	(69,100)
FINANCING ACTIVITIES
Cash distribution paid	(95,499)	(72,316)	(39,016)
Net proceeds from issuance of general partner units	2,052	6,150	2,948
Proceeds from issuance of common units, net of offering costs	86,288	253,871	126,807
Proceeds from long term debt	35,000	139,000	0
(Increase)/decrease in restricted cash	(7,642)	12,500	(12,500)
Repayment of long-term debt and payment of principal	(30,450)	(12,500)	(40,000)
Debt issuance costs	(413)	(1,566)	(200)
Net cash (used in)/provided by financing activities	(10,664)	325,139	38,039
(Decrease)/increase in cash and cash equivalents	(3,200)	(26,600)	49,504
Cash and cash equivalents, beginning of period	51,278	77,878	28,374
Cash and cash equivalents, end of period	48,078	51,278	77,878
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid for interest	8,131	5,806	7,590
Non-cash investing and financing activities:
Issuance of common units to Navios Holdings related to the acquisition of the Navios Luz and the Navios Orbiter in May 2011	9,960	0	0
Issuance of common units to Navios Holdings related to the acquisition of the Navios Fulvia and the Navios Melodia in November 2010	0	14,971	0
Issuance of common units to Navios Holdings related to the acquisition of the Navios Aurora II in March 2010	0	20,326	0
Issuance of units in connection with the non-cash compensation expense related to the relief of the obligation on Navios Bonavis	$ 0	$ 0	$ 6,082

Consolidated Statements of Changes in Partners' Capital (USD $) In Thousands, except Share data	Total	General Partner	Limited Common Unitholders	Limited Subordinated Unitholders	Limited Subordinated Series A Unitholders
Balance at Dec. 31, 2008	$ 76,847	$ (6,700)	$ 243,639	$ (160,092)
Balance, Units at Dec. 31, 2008		433,740	13,631,415	7,621,843
Net income	34,322	724	25,277	8,321
Cash distribution paid	(39,016)	(807)	(25,976)	(12,233)
Proceeds from issuance of common units, net of offering costs	126,807		126,807
Proceeds from issuance common units net offering costs, Units			10,660,400
Proceeds from issuance of general partners units (see note 13)	2,948	2,948
Proceeds from issuance of general partners units (see note 13), Units		237,968
Issuance of units for vessel acquisitions	0	0	0
Issuance of units for vessel acquisitions, Units		0	0
Issuance of subordinated Series A Units	6,082				6,082
Issuance of subordinated Series A Units, Units					1,000,000
Balance at Dec. 31, 2009	207,990	(3,835)	369,747	(164,004)	6,082
Balance, Units at Dec. 31, 2009		671,708	24,291,815	7,621,843	1,000,000
Net income	60,511	1,223	50,823	8,465
Cash distribution paid	(72,316)	(1,853)	(57,773)	(12,690)
Proceeds from issuance of common units, net of offering costs	253,871		253,871
Proceeds from issuance common units net offering costs, Units			15,525,000
Proceeds from issuance of general partners units (see note 13)	5,436	5,436
Proceeds from issuance of general partners units (see note 13), Units		316,838
Issuance of units for vessel acquisitions	36,011	714	35,297
Issuance of units for vessel acquisitions, Units		40,053	1,962,589
Issuance of subordinated Series A Units	0				0
Issuance of subordinated Series A Units, Units					0
Balance at Dec. 31, 2010	491,503	1,685	651,965	(168,229)	6,082
Balance, Units at Dec. 31, 2010		1,028,599	41,779,404	7,621,843	1,000,000
Net income	65,335	1,307	60,506	3,522
Cash distribution paid	(95,499)	(3,068)	(79,169)	(13,262)
Proceeds from issuance of common units, net of offering costs	86,288		86,288
Proceeds from issuance common units net offering costs, Units			4,600,000
Proceeds from issuance of general partners units (see note 13)	1,848	1,848
Proceeds from issuance of general partners units (see note 13), Units		93,878
Issuance of units for vessel acquisitions	10,164	204	9,960
Issuance of units for vessel acquisitions, Units		10,366	507,916
Balance at Dec. 31, 2011	$ 559,639	$ 1,976	$ 729,550	$ (177,969)	$ 6,082
Balance, Units at Dec. 31, 2011		1,132,843	46,887,320	7,621,843	1,000,000

Description of Business	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
DESCRIPTION OF BUSINESS [Text block]

NOTE 1 -	DESCRIPTION OF BUSINESS

   Navios Maritime Partners L.P. (“Navios Partners”), is an international owner and operator of dry cargo vessels, formed on August 7, 2007 under the laws of the Republic of the Marshall Islands by Navios Maritime Holdings Inc. (“Navios Holdings”), a vertically integrated seaborne shipping and logistics company with over 55 years of operating history in the drybulk shipping industry. Navios GP L.L.C. (the “General Partner”), a wholly owned subsidiary of Navios Holdings, was also formed on that date to act as the general partner of Navios Partners and received a 2% general partner interest in Navios Partners.

  Navios Partners is engaged in the seaborne transportation services of a wide range of drybulk commodities including iron ore, coal, grain and fertilizer, chartering its vessels under medium to long-term charters. The operations of Navios Partners are managed by Navios ShipManagement Inc., a subsidiary of Navios Holdings (the “Manager”) from its head offices in Piraeus, Greece.

  Pursuant to the initial public offering (“IPO”) on November 16, 2007, Navios Partners entered into the following agreements:

(a) a management agreement with the Manager pursuant to which the Manager provides Navios Partners commercial and technical management services;

(b) an administrative services agreement with the Manager pursuant to which the Manager provides Navios Partners administrative services; and

(c) an omnibus agreement with Navios Holdings (“Omnibus Agreement”), governing, among other things, when Navios Partners and Navios Holdings may compete against each other as well as rights of first offer on certain drybulk carriers.

  As of December 31, 2011, there were outstanding: 46,887,320 common units, 7,621,843 subordinated units, 1,000,000 subordinated Series A units and 1,132,843 general partnership units. Navios Holdings owns a 27.1% interest in Navios Partners, which includes the 2% general partner interest.

Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES [Text block]

NOTE 2 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Basis of presentation: The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (GAAP).

(b)
Principles of consolidation:  The accompanying consolidated financial statements include Navios Partners' wholly owned subsidiaries incorporated under the laws of Marshall Islands, Malta, and Liberia from their dates of incorporation or, for chartered-in vessels, from the dates charter-in agreements were in effect. All significant inter-company balances and transactions have been eliminated in Navios Partners' consolidated financial statements.

   Navios Partners also consolidates entities that are determined to be variable interest entities as defined in the accounting guidance, if it determines that it is the primary beneficiary. A variable interest entity is defined as a legal entity where either (a) equity interest holders as a group lack the characteristics of a controlling financial interest, including decision making ability and an interest in the entity's residual risks and rewards, (b) the equity holders have not provided sufficient equity investment to permit the entity to finance its activities without additional subordinated financial support, or (c) the voting rights of some investors are not proportional to their obligations to absorb the expected losses of the entity, their rights to receive the expected residual returns of the entity, or both and substantially all of the entity's activities either involve or are conducted on behalf of an investor that has disproportionately few voting rights.

Subsidiaries:  Subsidiaries are those entities in which Navios Partners has an interest of more than one half of the voting rights or otherwise has power to govern the financial and operating policies of each subsidiary.

The accompanying consolidated financial statements include the following entities and chartered-in vessels:

		Country of	Statement of income
Company name	Vessel name	incorporation	2011	2010	2009

Libra Shipping Enterprises Corporation	Navios Libra II	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Alegria Shipping Corporation	Navios Alegria	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Felicity Shipping Corporation	Navios Felicity	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Gemini Shipping Corporation	Navios Gemini S	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Galaxy Shipping Corporation	Navios Galaxy I	Marshall Is	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Aurora Shipping Enterprises Ltd.	Navios Hope	Marshall Is	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Palermo Shipping S.A.	Navios Apollon	Marshall Is	1/1 - 12/31	1/1 - 12/31	10/29 - 12/31
Fantastiks Shipping Corporation	Navios Fantastiks	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Sagittarius Shipping Corporation(*)	Navios Sagittarius	Marshall Is.	1/1 - 12/31	1/1 - 12/31	6/10 - 12/31
Hyperion Enterprises Inc.	Navios Hyperion	Marshall Is	1/1 - 12/31	1/8 - 12/31	—
Chilali Corp.	Navios Aurora II	Marshall Is	1/1 - 12/31	3/18 - 12/31	—
Surf Maritime Co.	Navios Pollux	Marshall Is	1/1 - 12/31	5/21 - 12/31	—
Pandora Marine Inc.	Navios Melodia	Marshall Is	1/1 - 12/31	11/15 - 12/31	—
Customized Development S.A.	Navios Fulvia	Liberia	1/1 - 12/31	11/15 - 12/31	—
Kohylia Shipmanagement S.A.	Navios Luz	Marshall Is.	5/19—12/31	—	—
Orbiter Shipping Corp.	Navios Orbiter	Marshall Is.	5/19—12/31	—	—
Chartered-in vessels
Prosperity Shipping Corporation	Navios Prosperity	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Aldebaran Shipping Corporation	Navios Aldebaran	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Other
JTC Shipping and Trading Ltd(**)	Holding Company	Malta	1/1 - 12/31	3/18 - 12/31	—
Navios Maritime Partners L.P.	N/A	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Navios Maritime Operating LLC	N/A	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31

(*)	Sagittarius Shipping Corporation took ownership of the vessel Navios Sagittarius on January 12, 2010
(**)	Not a vessel-owning subsidiary and only holds right to a charter-in contract.

(c)
Use of Estimates:  The preparation of consolidated financial statements in conformity with the accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. On an on-going basis, management evaluates the estimates and judgments, including those related to future drydock dates, the selection of useful lives for tangible assets, expected future cash flows from long-lived assets to support impairment tests, provisions necessary for accounts receivables, provisions for legal disputes, and contingencies. Management bases its estimates and judgments on historical experience and on various other factors that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results could differ from those estimates under different assumptions and/or conditions.

(d)
Cash and Cash equivalents:  Cash and cash equivalents consist of cash on hand, deposits held on call with banks, and other short-term liquid investments with original maturities of three months or less.

(e)
Restricted Cash:  Restricted cash includes an amount of $7,642 held in retention and pledged accounts as required by Navios Partners' credit facilities and an amount of $826 to guarantee a claim related to an owned vessel. As of December 31, 2011 and 2010 the restricted cash held in retention accounts was $8,468 and $824, respectively.

(f)
Accounts Receivable, net:  The amount shown as accounts receivable, net at each balance sheet date includes receivables from charterers for hire, freight and demurrage billings, net of a provision for doubtful accounts. At each balance sheet date, all potentially uncollectible accounts are assessed individually for purposes of determining the appropriate provision for doubtful accounts. The allowance for doubtful accounts at December 31, 2011 and 2010 was $49.

(g)
Insurance claims:  Insurance claims consist of claims submitted and/or claims in the process of compilation or submission (claims pending against vessels' insurance underwriters). They are recorded on the accrual basis and represent the claimable expenses, net of applicable deductibles, incurred through December 31 of each reported period, which are expected to be recovered from insurance companies. Any remaining costs to complete the claims are included in accrued liabilities. The classification of insurance claims into current and non-current assets is based on management's expectations as to their collection dates. As provided in the management agreement, adjustments and negotiations of settlements of any claim damages which are recoverable under insurance policies are managed by the Manager. Navios Partners pays the deductible of any insurance claims relating to its vessels or for any claims that are within such deductible range.

(h)
Vessels, net: Vessels are stated at historical cost, which consists of the contract price and any material expenses incurred upon acquisition (improvements and delivery expenses). Vessels acquired in an asset acquisition or in a business combination are recorded at fair value. Subsequent expenditures for major improvements and upgrading are capitalized, provided they appreciably extend the life, increase the earning capacity or improve the efficiency or safety of the vessels. Expenditures for routine maintenance and repairs are expensed as incurred.
Depreciation is computed using the straight line method over the useful life of the vessels, after considering the estimated residual value. Management estimates the residual values of our dry bulk vessels based on a scrap value of $285 per lightweight ton, as we believe these levels are common in the shipping industry. Management estimates the useful life of our vessels to be 25 years from the vessel's original construction. However, when regulations place limitations over the ability of a vessel to trade on a worldwide basis, its useful life is re-estimated to end at the date such regulations become effective.

(i)
Deferred Drydock and Special Survey costs: Navios Partners' vessels are subject to regularly scheduled dry docking and special surveys which are carried out every 30 or 60 months to coincide with the renewal of the related certificates issued by the classification societies, unless a further extension is obtained in rare cases and under certain conditions. The costs of dry docking and special surveys are included in the daily management fee of $4.5 per owned Ultra-Handymax vessel, $4.4 per owned Panamax vessel and $5.5 per owned Capesize vessel until November 16, 2011 and were therefore expensed as incurred. In October 2011, Navios Partners extended the duration of its existing management agreement with the Manager until December 31, 2017 and fixed the rate for shipmanagement services of its owned fleet at $4.65 daily rate per Ultra-Handymax vessel, $4.55 daily rate per Panamax vessel and $5.65 daily rate per Capesize vessel through December 31, 2013. From January 2014 to December 2017, Navios Partners expects that it will reimburse the Manager for all of the actual operating costs and expenses it incurs in connection with the management of its fleet.

(j)
Impairment of long lived assets:  Vessels, other fixed assets and other long lived assets held and used by Navios Partners are reviewed periodically for potential impairment whenever events or changes in circumstances indicate that the carrying amount of a particular asset may not be fully recoverable. In accordance with accounting for the “impairment or disposal of long-lived assets”, Navios Partners' management evaluates the carrying amounts and periods over which long-lived assets are depreciated to determine if events or changes in circumstances have occurred that would require modification to their carrying values or useful lives. In evaluating useful lives and carrying values of long-lived assets, certain indicators of potential impairment, are reviewed such as undiscounted projected operating cash flows, vessel sales and purchases, business plans and overall market conditions.

Undiscounted projected net operating cash flows are determined for each vessel and compared to the vessel carrying value of the vessel and related carrying value of the intangible with respect to the time charter agreement attached to that vessel.  Within the shipping industry, vessels are customarily bought and sold with a charter attached. The value of the charter may be favorable or unfavorable when comparing the charter rate to then current market rates. The loss recognized either on impairment (or on disposition) will reflect the excess of carrying value over fair value (selling price) for the vessel asset group.

During the fourth quarter of fiscal 2011, management concluded that events occurred and circumstances had changed, which indicated that potential impairment of Navios Partners' long-lived assets may exist. These indicators included continued deterioration in the spot market, and the related, impact of the current drybulk sector has on management's expectation for future revenues. As a result, an impairment assessment of long-lived assets was performed.

Navios Partners determined undiscounted projected net operating cash flows for each vessel and compared it to the vessel's carrying value together with the carrying value of the related intangible. The significant factors and assumptions used in the undiscounted projected net operating cash flow analysis included: determining the projected net operating cash flows by considering the charter revenues from existing time charters for the fixed fleet days (Navios Partners' remaining charter agreement rates) and an estimated daily time charter equivalent for the unfixed days (based on a combination of the Navios Partners' remaining charter agreement rates and the 10-year average historical one year time charter rates adjusted for outliers) over the remaining economic life of each vessel, net of brokerage and address commissions and excluding days of scheduled off-hires, management fees fixed until December 2013 and thereafter assuming an annual increase of 3.0% and utilization rate of 98.6% based on the fleet's historical performance. The assessment concluded that step two of the impairment analysis was not required and no impairment of vessels and the intangible assets existed as of December 31, 2011, as the undiscounted projected net operating cash flows exceeded the carrying value.

In the event that impairment would occur, the fair value of the related asset would be determined and an impairment charge would be recorded to operations calculated by comparing the asset's carrying value to its fair value. Fair value is estimated primarily through the use of third-party valuations performed on an individual vessel basis.
Although management believes the underlying assumptions supporting this assessment are reasonable, if charter rate trends and the length of the current market downturn, vary significantly from our forecasts, management may be required to perform step two of the impairment analysis in the future that could expose Navios Partners to material impairment charges in the future.

No impairment loss was recognized for any of the periods presented.

(k)
Deferred Financing Costs:  Deferred financing costs include fees, commissions and legal expenses associated with obtaining loan facilities. These costs are amortized over the life of the related debt using the effective interest rate method, and are included in interest expense. Interest expense and write offs for each of the years ended December 31, 2011, 2010 and 2009 were: $530, $415 and $683, respectively.

(l)
Intangible assets and liabilities:  Navios Partners' intangible assets and liabilities consist of favorable lease terms and unfavorable lease terms. When intangible assets or liabilities associated with the acquisition of a vessel are identified, they are recorded at fair value. Fair value is determined by reference to market data and the discounted amount of expected future cash flows. Where charter rates are higher than market charter rates, an asset is recorded, being the difference between the acquired charter rate and the market charter rate for an equivalent vessel. Where charter rates are less than market charter rates, a liability is recorded, being the difference between the assumed charter rate and the market charter rate for an equivalent vessel. The determination of the fair value of acquired assets and assumed liabilities requires Navios Partners to make significant assumptions and estimates of many variables including market charter rates, expected future charter rates, the level of utilization of its vessels and its weighted average cost of capital. The use of different assumptions could result in a material change in the fair value of these items, which could have a material impact on Navios Partners' financial position and results of operations.

The amortizable value of favorable and unfavorable leases is amortized over the remaining life of the lease term and the amortization expense is included in the statement of income in the depreciation and amortization line item. The amortizable value of favorable leases would be considered impaired if their fair market values could not be recovered from the future undiscounted cash flows associated with the asset. Vessel purchase options that have not been exercised, which are included in favorable lease terms, are not amortized and would be considered impaired if the carrying value of an option, when added to the option price of the vessel, exceeded the fair value of the vessel. If the purchase option is exercised the portion of this asset will be capitalized as part of the cost of the vessel and will be depreciated over the remaining useful life of the vessel.
Management, after considering various indicators performed on impairment test which included intangible assets as described in paragraph (j) above. As of December 31, 2011, there was no impairment of intangible assets.

(m)
Foreign currency translation:  Navios Partners' functional and reporting currency is the U.S. Dollar. Navios Partners engages in worldwide commerce with a variety of entities. Although, its operations may expose it to certain levels of foreign currency risk, its transactions are predominantly U.S. dollar denominated. Additionally, Navios Partners' wholly-owned vessel subsidiaries transacted a nominal amount of their operations in Euros; however, all of the subsidiaries' primary cash flows are U.S. dollar denominated. Transactions in currencies other than the functional currency are translated at the exchange rate in effect at the date of each transaction. Differences in exchange rates during the period between the date a transaction denominated in a foreign currency is consummated and the date on which it is either settled or translated, are recognized in the statement of operations. The foreign currency exchange (losses)/gains recognized in the accompanying consolidated statements of income, in other income or expense, for each of the years ended December 31, 2011, 2010 and 2009 were $(4), $22 and $(12), respectively.

(n)
Provisions:   Navios Partners, in the ordinary course of its business, is subject to various claims, suits and complaints. Management, in consultation with internal and external advisors, will provide for a contingent loss in the financial statements if the contingency had been incurred and the likelihood of loss is deemed to be probable at the date of the financial statements and the amount of the loss can be reasonably estimated. In accordance with the accounting for contingencies, if Navios Partners has determined that the reasonable estimate of the loss is a range and there is no best estimate within the range, Navios Partners will accrue the lower amount of the range. Navios Partners, through the management agreement, participates in Protection and Indemnity (P&I) insurance coverage plans provided by mutual insurance societies known as P&I clubs. Under the terms of these plans, participants may be required to pay additional premiums to fund operating deficits incurred by the clubs (“deferred calls”). Obligations for deferred calls are accrued annually based on information provided by the clubs regarding supplementary calls. Services such as the ones described above are provided by the Manager under the management agreement and included as part of the daily fee of $4.4 for each Panamax vessel, $5.5 for each Capesize vessel and $4.5 for each Ultra-Handymax vessel until November 16, 2011. In October 2011, Navios Partners extended the duration of its existing Management Agreement with the Manager until December 31, 2017 and fixed the rate for shipmanagement services of its owned fleet through December 31, 2013. The new management fees are: (a) $4.65 daily rate per Ultra-Handymax vessel; (b) $4.55 daily rate per Panamax vessel; and (c) $5.65 daily rate per Capesize vessel.

(o)
Segment Reporting:   Navios Partners reports financial information and evaluates its operations by charter revenues and not by the length of ship employment for its customers. Navios Partners does not use discrete financial information to evaluate operating results for each type of charter. Management does not identify expenses, profitability or other financial information by charter type. As a result, management reviews operating results solely by revenue per day and operating results of the fleet and thus Navios Partners has determined that it operates under one reportable segment.

(p) Revenue and Expense Recognition:

Revenue Recognition:  Revenue is recorded when services are rendered, under a signed charter agreement or other evidence of an arrangement, the price is fixed or determinable, and collection is reasonably assured. Revenue is generated from time charter of vessels.
Revenues from time chartering of vessels are accounted for as operating leases and are thus recognized on a straight line basis as the average minimum lease revenue over the rental periods of such charter agreements, as service is performed. A time charter involves placing a vessel at the charterers' disposal for a period of time during which the charterer uses the vessel in return for the payment of a specified daily hire rate. Under time charters, operating costs such as for crews, maintenance and insurance are typically paid by the owner of the vessel.
Revenues from profit-sharing are calculated at an agreed percentage of the excess of the charterer's average daily income over an agreed amount and accounted for on an accrual basis based on provisional amounts.
Revenues are recorded net of address commissions. Address commissions represent a discount provided directly to the charterers based on a fixed percentage of the agreed upon charter rate. Since address commissions represent a discount (sales incentive) on services rendered by Navios Partners and no identifiable benefit is received in exchange for the consideration provided to the charterer, these commissions are presented as a reduction of revenue.

Time Charter Expenses:  Time charter expenses comprise time charter hire, brokerage commissions, fuel costs and other miscellaneous expenses. Time charter expenses are expensed over the period of the time charter.
Management fees: In accordance with the management agreement entered into by Navios Partners, the Manager provides all of Navios Partners' owned vessels with commercial and technical management services for a daily fee of $4.4 per owned Panamax vessel, $5.5 per owned Capesize vessel and $4.5 per owned Ultra-Handymax vessel until November 16, 2011. In October 2011, Navios Partners extended the duration of its existing Management Agreement with the Manager until December 31, 2017 and fixed the rate for shipmanagement services of its owned fleet through December 31, 2013. The new management fees are: (a) $4.65 daily rate per Ultra-Handymax vessel; (b) $4.55 daily rate per Panamax vessel; and (c) $5.65 daily rate per Capesize vessel.

These daily fees cover all of the vessels' operating expenses, including the cost of drydock and special surveys and are classified as management fees in the consolidated statements of income.

General & administrative expenses:  Pursuant to the administrative services agreement dated November 16, 2007, the Manager provides administrative services to Navios Partners which include: bookkeeping, audit and accounting services, legal and insurance services, administrative and clerical services, banking and financial services, advisory services, client and investor relations and other. The Manager is reimbursed for reasonable costs and expenses incurred in connection with the provision of these services. In October 2011, Navios Partners extended the duration of its existing Administrative Services Agreement with the Manager pursuant to the same terms, until December 31, 2017.

Deferred Voyage Revenue:  Deferred voyage revenue primarily relates to cash received from charterers prior to it being earned. These amounts are recognized as revenue over the voyage or charter period. In January 2009, Navios Partners and its counterparty to the Navios Hope charter party mutually agreed for a lump sum amount of approximately $30,443, of which Navios Partners received net of expenses in the amount of $29,589 in February 2009. Under a new charter agreement, the balance of the aggregate value of the original contract will be allocated to the period until its original expiration. The amount of $30,443 has been recognized as deferred revenue and amortized over the life of the vessel's contract.

Prepaid Voyage Costs:  Prepaid voyage costs relate to cash paid in advance for expenses associated with voyages. These amounts are recognized as expense over the charter period.

(q)
Financial Instruments:  Financial instruments carried on the balance sheet include cash and cash equivalents, restricted cash, accounts receivables and accounts payables, other receivables and other liabilities and long-term debt. The particular recognition methods applicable to each class of financial instrument are disclosed in the applicable significant policy description of each item, or included below as applicable.

Financial risk management:  Navios Partners' activities expose it to a variety of financial risks including fluctuations in future freight rates, time charter hire rates, and fuel prices, credit and interest rates risk. Risk management is carried out under policies approved by executive management. Guidelines are established for overall risk management, as well as specific areas of operations.

Credit risk:  Navios Partners closely monitors its exposure to customers and counter-parties for credit risk. Navios Partners has entered into the management agreement with the Manager, pursuant to which the Manager agreed to provide commercial and technical management services to Navios Partners. When negotiating on behalf of Navios Partners' various vessel employment contracts, the Manager has policies in place to ensure that it trades with customers and counterparties with an appropriate credit history.
Financial instruments that potentially subject Navios Partners to concentrations of credit risk are accounts receivable. Navios Partners does not believe its exposure to credit risk is likely to have a material adverse effect on its financial position, results of operations or cash flows.
      For the year ended December 31, 2011, Navios Partners' customers representing 10% or more of total revenue were, Cosco Bulk Carrier Co. Ltd., Mitsui O.S.K. Lines, Ltd. and Samsun Logix which accounted for 22.2%, 18.5% and 13.2%, respectively. For the year ended December 31, 2010, Mitsui O.S.K. Lines, Ltd., Cargill International S.A. and Cosco Bulk Carrier Co. Ltd. accounted for 27.7%, 11.8% and 11.2% respectively, of total revenue. For the year ended December 31, 2009, Mitsui O.S.K. Lines, Ltd., Cargill International S.A. and The Sanko Steamship Co. Ltd. accounted for approximately 34.3%, 18.8% and 13.0% respectively, of total revenue. No other customers accounted for 10% or more of total revenue for any of the years presented.

Foreign exchange risk:  Foreign currency transactions are translated into the measurement currency rates prevailing at the dates of transactions. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation of monetary assets and liabilities denominated in foreign currencies are recognized in the consolidated statements of income.

(r)
Cash Distribution:  As per the Partnership Agreement, within 45 days following the end of each quarter, an amount equal to 100% of Available Cash with respect to such quarter shall be distributed to the partners as of the record date selected by the Board of Directors.

Available Cash: Generally means, for each fiscal quarter, all cash on hand at the end of the quarter:

•	less the amount of cash reserves established by the board of directors to:

-	provide for the proper conduct of the business (including reserve for Maintenance and Replacement Capital Expenditures)

-	comply with applicable law, any of Navios Partners' debt instruments, or other agreements; or

-	provide funds for distributions to the unitholders and to the general partner for any one or more of the next four quarters;

•
plus all cash on hand on the date of determination of Available Cash for the quarter resulting from working capital borrowings made after the end of the quarter. Working capital borrowings are generally borrowings that are made under any revolving credit or similar agreement used solely for working capital purposes or to pay distributions to partners.

   Available Cash is a quantitative measure used in the publicly traded partnership investment community to assist in evaluating a partnership's ability to make quarterly cash distributions. Available Cash is not required by US GAAP and should not be considered as an alternative to net income or any other indicator of Navios Partners' performance required by US GAAP.

Maintenance and Replacement Capital Expenditures:  Maintenance and Replacement capital expenditures are those capital expenditures required to maintain over the long term the operating capacity of or the revenue generated by Navios Partners' capital assets, and expansion capital expenditures are those capital expenditures that increase the operating capacity of or the revenue generated by the capital assets. To the extent, however, that capital expenditures associated with acquiring a new vessel increase the revenues or the operating capacity of our fleet, those capital expenditures would be classified as expansion capital expenditures. As at December 31, 2011 and 2010, Maintenance and Replacement capital expenditures reserve approved by the Board of Directors was $18,569 and $14,669, respectively.

(s)	Recent Accounting Pronouncements:
Fair Value Disclosures
     In January 2010, the FASB issued amended standards requiring additional fair value disclosures. The amended standards require disclosures of transfers in and out of Levels 1 and 2 of the fair value hierarchy, as well as requiring gross basis disclosures for purchases, sales, issuances and settlements within the Level 3 reconciliation. Additionally, the update clarifies the requirement to determine the level of disaggregation for fair value measurement disclosures and to disclose valuation techniques and inputs used for both recurring and nonrecurring fair value measurements in either Level 2 or Level 3. Navios Partners was adopted the new guidance in the first quarter of fiscal 2010, except for the disclosures related to purchases, sales, issuance and settlements, which was effective for Navios Partners beginning in the first quarter of fiscal 2011. The adoption of the new standards did not have a significant impact on Navios Partners' consolidated financial statements.
Presentation of Comprehensive Income
     In June 2011, the FASB issued an update in the presentation of comprehensive income. According to the update an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The statement of other comprehensive income should immediately follow the statement of net income and include the components of other comprehensive income and a total for other comprehensive income, along with a total for comprehensive income. On December 23, 2011, the FASB issued an amendment to the new standard on comprehensive income to defer the requirement to measure and present reclassification adjustments from accumulated other comprehensive income to net income by income statement line item in net income and also in other comprehensive income. The amendments in this update do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. For public entities, the amendments are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. Early adoption is permitted, because compliance with the amendments is already permitted. The amendments do not require any transition disclosures. The adoption of the new amendments did not have a significant impact on Navios Partners' consolidated financial statements. There were no items of the comprehensive income arising in any of the periods presented.
Goodwill Impairment guidance
     In September 2011, the FASB issued an Update to simplify how public entities test goodwill for impairment. The amendments in the Update permit an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount on a basis for determining whether it is necessary to perform the two-step goodwill impairment test. The more-likely-than-not threshold is defined as having a likelihood of more than 50 percent. The amendments are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted including for annual and interim impairment tests performed as of a date before September 15, 2011, if an entity's financial statements for the most recent annual or interim period have not yet been issued or, for nonpublic entities, have not yet been made available for issuance. The amendment will be adopted by Navios Partners in the first quarter of 2012. The adoption of the new amendments is not expected to have a significant impact on Navios Partners' consolidated financial statements.

Cash And Cash Equivalents	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
CASH AND CASH EQUIVALENTS [Text Block]

NOTE 3 -	CASH AND CASH EQUIVALENTS

     Cash and cash equivalents consist of the following:

	December 31,	December 31,
	2011	2010

Cash on hand and at banks	$20,704	$33,259
Short term deposits and highly liquid funds	27,374	18,019

Total cash and cash equivalents	$48,078	$51,278

   Short term deposits and highly liquid funds relate to amounts held in banks for general financing purposes. As of December 31, 2011, Navios Partners held time deposits of $25,281 and money market funds of $2,093 with duration of less than three months. As of December 31, 2010, Navios Partners held time deposits of $18,019 with duration of less than three months.
   Cash deposits and cash equivalents in excess of amounts covered by government-provided insurance are exposed to loss in the event of non-performance by financial institutions. Navios Partners does maintain cash deposits and equivalents in excess of government-provided insurance limits. Navios Partners also minimizes exposure to credit risk by dealing with a diversified group of major financial institutions.

Accounts Receivable, Net	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
ACCOUNTS RECEIVABLE, NET [Text Block]

NOTE 4 -	ACCOUNTS RECEIVABLE, NET

   Accounts receivable consist of the following:

	December 31,	December 31,
	2011	2010

Accounts receivable	$4,884	$985
Less: Provision for doubtful receivables	(49)	(49)

Accounts receivable, net	$4,835	$936

        Charges to provisions for doubtful accounts are summarized as follows:

	Balance at	Charges to		Balance at
	beginning of	costs and	Amount	end of
Allowance for doubtful receivables	period	expenses	utilized	period

Year ended December 31, 2011	$(49)	$—	$—	$(49)
Year ended December 31, 2010	$(49)	$—	$—	$(49)
Year ended December 31, 2009	$(100)	$(49)	$100	$(49)

Prepaid Expenses And Other Current Assets	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
PREPAID EXPENSES AND OTHER CURRENT ASSETS [Text Block]

NOTE 5 -	PREPAID EXPENSES AND OTHER CURRENT ASSETS

Prepaid expenses and other current assets consist of the following:

	December 31,	December 31,
	2011	2010

Prepaid voyage costs	$258	$467
Insurance claims	1,700	1,893
Other	219	214

Total prepaid expenses and other current assets	$2,177	$2,574

Vessels And Other Fixed Assets	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
VESSELS AND OTHER FIXED ASSETS [Text Block]

NOTE 6 -	VESSELS AND OTHER FIXED ASSETS

		Accumulated
Vessels	Cost	Depreciation	Net Book Value

Balance December 31, 2009	$342,578	$(42,883)	$299,695
Additions	336,147	(23,484)	312,663

Balance December 31, 2010	$678,725	$(66,367)	$612,358
Additions	86,180	(31,325)	54,855

Balance December 31, 2011	$764,905	$(97,692)	$667,213

To date, for each of the vessels purchased from Navios Holdings, the vessel acquisition was effected through the acquisition of all of the capital stock of the vessel-owning companies, which held the ownership and other contractual rights and obligations related to each of the acquired vessels, including the vessel and a charter-out contract. Management accounted for each acquisition as an asset acquisition. At the transaction date, the purchase price approximated the fair value of the assets acquired, which was determined based on a combination of methodologies including discounted cash flow analyses and independent valuation analyses. The consideration paid, for each of these transactions, was allocated between the intangible assets (favorable lease term) and the vessel value.

On January 12, 2010, Sagittarius Shipping Corporation, a wholly owned subsidiary of Navios Partners (see note 2), purchased the vessel Navios Sagittarius for a cash payment of $25,000. In December 2009, Navios Partners exercised its option to purchase the vessel and paid $2,500 in advance. The remaining carrying amounts of the favorable lease and the favorable purchase option of the vessel amounting to $6,760 were transferred to vessel cost (see note 7). Costs related to vessel acquisition amounted to $255 and were also included in vessel cost.

On January 8, 2010, Navios Partners purchased from Navios Holdings, the vessel Navios Hyperion for a purchase price of $63,000 paid in cash. Favorable lease terms recognized through this transaction amounted to $30,662 and were related to the acquisition of the rights on the time charter out contract of the vessel (see note 7) and the amount of $32,338 was classified under vessels, net.

      On March 18, 2010, Navios Partners purchased from Navios Holdings, the vessel Navios Aurora II for a purchase price of $110,000, consisting of $90,000 cash and the issuance of 1,174,219 common units to Navios Holdings. The number of the common units issued was calculated based on a price of $17.0326 per common unit, which was the NYSE volume weighted average trading price of the common units for the 5 business days immediately prior to the acquisition. The transaction was valued based on the closing price of the day before the transaction. Favorable lease terms recognized through this transaction amounted to $42,524 and were related to the acquisition of the rights on the time charter out contract of the vessel (see note 7) and the amount of $67,802 was classified under vessels, net.

On May 21, 2010, Navios Partners purchased from Navios Holdings, the vessel Navios Pollux for a purchase price of $110,000, paid in cash. Favorable lease terms recognized through this transaction amounted to $37,979 and were related to the acquisition of the rights on the time charter out contract of the vessel (see note 7) and the amount of $72,021 was classified under vessels, net.

On November 15, 2010, Navios Partners acquired from Navios Holdings the vessels Navios Melodia for a purchase price of $78,800 and Navios Fulvia for a purchase price of $98,200. The purchase price consisted of 788,370 common units issued to Navios Holdings and $162,000 cash. The number of common units issued was calculated based on a price of $19.0266 per common unit, which was the NYSE volume weighted average trading price of the common units for the 10 business days immediately prior to the acquisition. The transaction was valued based on the closing price of the day before the transaction. Favorable lease terms recognized through this transaction amounted to $13,802 for Navios Melodia and $31,199 for Navios Fulvia and were related to the acquisition of the rights on the time charter out contract of the vessels (see note 7). The amounts of $64,985 for Navios Melodia and the amount of $66,985 for Navios Fulvia were classified under vessels, net.
On May 19, 2011, Navios Partners purchased from Navios Holdings the Navios Luz for a purchase price of $78,000 and the Navios Orbiter for a purchase price of $52,000. The purchase price consisted of 507,916 common units issued to Navios Holdings valued at $9,960 and cash of $120,000. The number of common units issued was calculated based on a price of $19.6883 per common unit, which was the NYSE volume weighted average trading price of the common units for the ten business days immediately prior to the date of the acquisition. For accounting purposes, the common units were valued based on the closing price on the day of the transaction, which was $19.61. Favorable lease terms recognized through this transaction amounted to $22,879 for the Navios Luz and $20,901 for the Navios Orbiter and were related to the acquisition of the rights on the time charter out contract of the vessels (see note 7). The amounts of $55,097 for the Navios Luz and the amount of $31,083 for the Navios Orbiter were classified under vessels, net.

Intangible Assets And Unfavorable Lease Terms	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
INTANGIBLE ASSETS AND UNFAVORABLE LEASE TERMS [Text Block]

NOTE 7 -	INTANGIBLE ASSETS AND UNFAVORABLE LEASE TERMS

Intangible assets and unfavorable lease terms as of December 31, 2011 and 2010 consist of the following:

			Write-off	Net Book Value
		Accumulated	of intangible	December 31,
	Cost	Amortization	asset	2011
Unfavorable lease terms	$(8,486)	$8,486	$—	$—
Favorable lease terms charter out	235,654	(55,094)	(3,979)	176,581

Total	$227,168	$(46,608)	$(3,979)	$176,581

			Transfer to	Net Book Value
		Accumulated	vessel	December 31,
	Cost	Amortization	cost	2010
Unfavorable lease terms	$(8,486)	$7,821	$—	$(665)
Favorable lease terms charter out	191,874	(21,783)	—	170,091
Favorable lease terms charter-in	3,543	(450)	(3,093)	—
Favorable vessel purchase option	3,667	—	(3,667)	—

Total	$190,598	$(14,412)	$(6,760)	$169,426

Amortization (expense)/income of favorable and unfavorable lease terms for the years ended December 31, 2011, 2010 and 2009 is presented in the following table:

	Year Ended
	December 31,	December 31,	December 31,
	2011	2010	2009

Unfavorable lease terms	$665	$1,997	$1,997
Favorable lease terms charter-out	(33,311)	(19,685)	(2,098)
Favorable lease terms charter-in	—	(2)	(448)

Total	$(32,646)	$(17,690)	$(549)

The aggregate amortizations of the intangibles are estimated to be as follows:

Year	Amount

2012	$35,921
2013	35,921
2014	25,078
2015	19,804
2016	14,995
2017 and thereafter	44,862

$176,581

On January 8, 2010, Navios Partners purchased from Navios Holdings, the vessel Navios Hyperion, a 2004 built Panamax vessel. Favorable lease terms recognized through this transaction amounted to $30,662 and were related to the acquisition of the rights on the time charter-out contract of the vessel (see note 6).

On March 18, 2010, Navios Partners purchased from Navios Holdings, the vessel Navios Aurora II, a 2009 built Capesize vessel. Favorable lease terms recognized through this transaction amounted to $42,524 and were related to the acquisition of the rights on the time charter-out contract of the vessel (see note 6).

On May 21, 2010, Navios Partners purchased from Navios Holdings, the vessel Navios Pollux, a 2009 built Capesize vessel. Favorable lease terms recognized through this transaction amounted to $37,979 and were related to the acquisition of the rights on the time charter-out contract of the vessel (see note 6).

On November 15, 2010, Navios Partners purchased from Navios Holdings, the vessels Navios Melodia and Navios Fulvia, two 2010 built Capesize vessels. Favorable lease terms recognized through this transaction amounted to $13,802 for Navios Melodia and $31,199 for Navios Fulvia and were related to the acquisition of the rights on the time charter-out contracts of the vessels (see note 6).

                           On May 19, 2011, Navios Partners purchased from Navios Holdings, the Navios Luz, a 2010 built Capesize vessel and the Navios Orbiter, a 2004 built Panamax vessel. Favorable lease terms recognized through this transaction amounted to $22,879 for the Navios Luz and $20,901 for the Navios Orbiter and were related to the acquisition of the rights on the time charter-out contracts of the vessels (see note 6).

     The Navios Apollon was off-hire due to an engine breakdown and therefore the charter-out contract was terminated. The net book value of the favorable lease term that was attached to the time charter-out contract was $3,979 and was written-off in the statement of income.

     During the year ended December 31, 2011, December 31, 2010 and December 31, 2009, favorable purchase option and favorable lease terms transferred to the acquisition cost of vessels amounted to $0, $6,760 and $0, respectively. The favorable purchase option and favorable lease terms that were transferred to the acquisition cost of vessels for the year ended December 31, 2010, related to the acquisition of vessel Navios Sagittarius (see note 6).

                       Intangible assets subject to amortization are amortized using straight line method over their estimated useful lives to their estimated residual value of zero. The weighted average useful lives are 7.7 years for favorable lease terms charter out.

Accounts Payable	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
ACCOUNTS PAYABLE [Text Block]

NOTE 8 -	ACCOUNTS PAYABLE

Accounts payable as of December 31, 2011 and 2010 consist of the following:

	December 31,	December 31,
	2011	2010

Creditors	$392	$90
Brokers	1,353	757
Insurances	165	11
Professional and legal fees	112	218

Total accounts payable	$2,022	$1,076

Accrued Expenses	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
ACCRUED EXPENSES [Text Block]

NOTE 9 -	ACCRUED EXPENSES

Accrued expenses as of December 31, 2011 and 2010 consist of the following:

	December 31,	December 31,
	2011	2010

Accrued voyage expenses	$1,279	$767
Accrued loan interest	1,397	813
Accrued legal and professional fees	310	361

Total accrued expenses	$2,986	$1,941

Deferred Voyage Revenue	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
DEFERRED VOYAGE REVENUE [Text Block]

NOTE 10 -	DEFERRED VOYAGE REVENUE

Deferred voyage revenue primarily reflects charter-out amounts collected on voyages that have not yet been completed. In addition, in January 2009, Navios Partners and its counterparty to the Navios Hope charter party mutually agreed for a lump sum amount of approximately $30,443, of which Navios Partners received net of expenses in the amount of $29,589 in February 2009. Under a new charter agreement, the balance of the aggregate value of the original contract is allocated to the period until its original expiration. The amount of $30,443 has been recognized as deferred revenue and amortized over the life of the vessel's contract in August 2013. As of December 31, 2011 and December 31, 2010, the deferred voyage revenue of $15,150 and $21,567, respectively, included the unamortized amount of the lump sum amount related to the Navios Hope of $10,992 and $17,754, respectively. As of December 31, 2011, the current and long-term portion of the lump sum amount was $6,762 and $4,230, respectively.

Borrowings	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
BORROWINGS [Text Block]

NOTE 11 -	BORROWINGS

Borrowings as of December 31, 2011 and 2010 consist of the following:

	December 31,	December 31,
	2011	2010

Credit facility	$326,050	$321,500
Less current portion	(36,700)	(29,200)

Total long term borrowings	$289,350	$292,300

On November 15, 2007, Navios Partners entered into a Credit Facility agreement with Commerzbank AG and DVB Bank AG maturing on November 15, 2017. This credit facility provided for borrowings of up to $260,000 with a margin from 0.80% to 1.25% depending on the loan to value ratio, of which $165,000 was drawn on November 16, 2007. Out of this amount, $160,000 was paid to Navios Holdings as part of the purchase price of the capital stock of the subsidiaries that owned or had rights to the eight vessels in Navios Partners' initial fleet. The balance of the drawn amount of $5,000 was used as working capital.
The availability of the $60,000 provided by the Credit Facility was cancelled in June 2009.
                              On January 11, 2010, March 30, 2010 and June 1, 2010, Navios Partners borrowed additional amounts of $24,000, $30,000 and $35,000 under new tranches to its Credit Facility to partially finance the acquisitions of the Navios Apollon, the Navios Sagittarius, the Navios Hyperion, the Navios Aurora II and the Navios Pollux.
  On December 15, 2010, Navios Partners borrowed an additional amount of $50,000 under a new tranche to its Credit Facility to partially finance the acquisitions of the Navios Melodia and the Navios Fulvia. The amendment provides for, among other things, a new margin from 1.65% to 1.95% depending on the loan to value ratio and a repayment schedule that began in February 2011. The facility is repayable in 24 quarterly installments of $7,300 each and three quarterly installments of $12,300 each with a final balloon payment of $109,400 to be repaid on the last repayment date. In 2011, Navios Partners repaid $29,200 million under its Credit facility.
  During 2010 and in accordance with ASC 470-50-40-21, each amendment to the revolving Credit Facility resulted in a greater borrowing capacity and therefore, new costs incurred plus any unamortized deferred costs are deferred and amortized over the remaining term of the amended arrangement.
  On May 27, 2011, Navios Partners entered into the May 2011 Credit Facility with the Lenders, and borrowed an amount of $35,000 to partially finance the acquisitions of the Navios Luz and the Navios Orbiter. The May 2011 Credit Facility has a maturity of seven years and is repayable in 28 quarterly installments of $625  each with a final balloon payment of $17,500  to be repaid on the last repayment date. The May 2011 Credit Facility bears interest at a rate of LIBOR plus 270 bps and also requires compliance with certain financial covenants. In 2011, Navios Partners repaid $1,250 under the May 2011 Credit Facility.
  On September 30, 2011, Navios Partners amended its credit facilities by adding new guarantors and providing for a minimum of $5,000 to be kept in a pledged account with the Lenders.
  As of December 31, 2011, our facilities are fully drawn and the total borrowings under the Credit Facilities amount to $326,050.
   As of December 31, 2011, Navios Partners was in compliance with the financial covenants of its Credit Facilities.
                              Amounts drawn under the facilities are secured by first preferred mortgages on Navios Partners' vessels and other collateral and are guaranteed by each vessel-owning subsidiary. The Credit Facilities contain a number of restrictive covenants that prohibit Navios Partners from, among other things: undertaking new investments unless such is approved by the bank; incurring or guaranteeing indebtedness; entering into affiliate transactions; charging, pledging or encumbering the vessels; changing the flag, class, management or ownership of Navios Partners' vessels; changing the commercial and technical management of Navios Partners' vessels; selling or changing the beneficial ownership or control of Navios Partners' vessels; and subordinating the obligations under the new credit facility to any general and administrative costs relating to the vessels, including the fixed daily fee payable under the management agreement. The Credit Facilities also require Navios Partners to comply with the ISM Code and ISPS Code and to maintain valid safety management certificates and documents of compliance at all times. The Credit Facilities also require compliance with a number of financial covenants of Navios Partners, including tangible Net Worth, debt coverage ratios, specified tangible net worth to total debt percentages and minimum liquidity including pledged accounts. It is an event of default under the loan facilities if such covenants are not complied with.

  The maturity table below reflects the principal payments due under its Credit Facilities based on Navios Partners' $326,050 outstanding balance as of December 31, 2011.

Year	Amount

2012	$36,700
2013	31,700
2014	36,700
2015	31,700
2016	36,700
2017 and thereafter	152,550

$326,050

Fair Value Of Financial Instruments	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
FAIR VALUE OF FINANCIAL INSTRUMENTS [Text Block]

NOTE 12 -	FAIR VALUE OF FINANCIAL INSTRUMENTS
                       The carrying value amounts of many of Navios Partners' financial instruments, including cash and cash equivalents, restricted cash, accounts receivable and accounts payable and amounts due to related parties approximate their fair value due primarily to the short-term maturity of the related instruments.

    The following methods and assumptions were used to estimate the fair value of each class of financial instrument:

    Cash and cash equivalents:  The carrying amounts reported in the consolidated balance sheets for interest bearing deposits approximate their fair value because of the short maturity of these investments.

    Borrowings:  The carrying amount of the floating rate loans approximates its fair value.

    The estimated fair values of the Navios Partners' financial instruments are as follows:

	December 31, 2011		December 31, 2010
	Book Value	Fair Value	Book Value	Fair Value

Cash and cash equivalents	$48,078	$48,078	$51,278	$51,278
Restricted cash	8,468	8,468	824	824
Accounts receivable, net	4,835	4,835	936	936
Accounts payable	(2,022)	(2,022)	(1,076)	(1,076)
Amounts due to related parties	(4,077)	(4,077)	(2,633)	(2,633)
Long-term debt	(326,050)	(326,050)	(321,500)	(321,500)

Issuance Of Units	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
ISSUANCE OF UNITS [Text Block]

NOTE 13 -	ISSUANCE OF UNITS

      On April 13, 2011, Navios Partners completed its public offering of 4,000,000 common units at $19.68 per unit and raised gross proceeds of approximately $78,720 to fund its fleet expansion. The net proceeds of this offering, including the underwriting discount and excluding offering costs of $161 were approximately $75,178. Pursuant to this offering, Navios Partners issued 81,633 additional general partnership units to the General Partner. The net proceeds from the issuance of the general partnership units were $1,607. On the same date, Navios Partners completed the exercise of the overallotment option previously granted to the underwriters in connection with the offering and issued 600,000 additional common units at the public offering price less the underwriting discount, raising gross proceeds of $11,808 and net proceeds, including the underwriting discount, of approximately $11,277. As a result of the exercise of the overallotment option, Navios Partners issued 12,245 additional general partnership units to the General Partner. The net proceeds from the issuance of the general partnership units were $241.

     On May 19, 2011, Navios Partners acquired from Navios Holdings the Navios Luz for a purchase price of $78,000 and the Navios Orbiter for a purchase price of $52,000. The purchase price consisted of 507,916 common units of Navios Partners issued to Navios Holdings and cash of $120,000. The number of the common units issued was calculated based on a price of $19.6883 per common unit, which was the NYSE volume weighted average trading price of the common units for the ten business days immediately prior to the date of the acquisition. For accounting purposes, the common units were valued based on the closing price on the day of the transaction, which was $19.61. Navios Partners issued 10,366 additional general partnership units to the General Partner. The net proceeds from the issuance of the general partnership units were $204 (see Note 6).

    On February 8, 2010, Navios Partners completed its public offering of 3,500,000 common units at $15.51 per unit and raised gross proceeds of approximately $54,285 to fund its fleet expansion. The net proceeds of this offering, including the underwriting discount and excluding offering costs of $161 were approximately $51,842. Pursuant to this offering, Navios Partners issued 71,429 additional general partnership units to the General Partner. The net proceeds from the issuance of the general partnership units were $1,108. On the same date, Navios Partners completed the exercise of the overallotment option previously granted to the underwriters in connection with the offering of 3,500,000 common units and issued 525,000 additional common units at the public offering price less the underwriting discount. Navios Partners raised gross proceeds of $8,143 and net proceeds of approximately $7,776. Navios Partners issued 10,714 additional general partnership units to the General Partner. The net proceeds from the issuance of the general partnership units were $166.

On March 18, 2010, Navios Partners acquired from Navios Holdings the vessel Navios Aurora II for a purchase price of $110,000. The purchase price of the vessel consists of 1,174,219 common units of Navios Partners issued to Navios Holdings and $90,000 cash. The number of common units were issued at $17.0326, which reflects the NYSE's volume weighted average price of the common units for the 5-business day period prior to the acquisition of the vessel. The transaction was valued based on the closing price of the day before the transaction. Navios Partners issued 23,964 additional general partnership units to the General Partner. The net proceeds from the issuance of the general partnership units were $408.

On May 5, 2010, Navios Partners completed its public offering of 4,500,000 common units at $17.84 per unit and raised gross proceeds of approximately $80,280 to fund its fleet expansion. The net proceeds of this offering, including the underwriting discount and excluding offering costs of $164, were approximately $76,667. Pursuant to this offering, Navios Partners issued 91,837 additional general partnership units to the General Partner. The net proceeds from the issuance of the general partnership units were $1,638. On the same date, Navios Partners completed the exercise of the overallotment option previously granted to the underwriters in connection with the offering of 4,500,000 common units and issued 675,000 additional common units at the public offering price less the underwriting discount. Navios Partners raised gross proceeds of $12,042 and net proceeds of approximately $11,500. Navios Partners issued 13,776 additional general partnership units to the General Partner. The net proceeds from the issuance of the general partnership units were $246.

On October 14, 2010, Navios Partners completed its public offering of 5,500,000 common units at $17.65 per unit and raised gross proceeds of approximately $97,075 to fund its fleet expansion. The net proceeds of this offering, including the underwriting discount and excluding offering costs of $202, were approximately $92,707. Pursuant to this offering, Navios Partners issued 112,245 additional general partnership units to the General Partner. The net proceeds from the issuance of the general partnership units were $1,981. On the same date, Navios Partners completed the exercise of the overallotment option previously granted to the underwriters in connection with the offering and issued 825,000 additional common units at the public offering price less the underwriting discount. Navios Partners raised gross proceeds of $14,561 and net proceeds, including the underwriting discount, of approximately $13,906. Navios Partners issued 16,837 additional general partnership units to the General Partner. The net proceeds from the issuance of the general partnership units were $297.

       On November 15, 2010, Navios Partners acquired from Navios Holdings the vessels Navios Melodia for a purchase price of $78,800 and Navios Fulvia for a purchase price of $98,200. The purchase price was paid by 788,370 common units of Navios Partners issued to Navios Holdings and $162,000 cash. The number of the common units issued was calculated based on a price of $19.0266 per common unit, which was the NYSE volume weighted average trading price of the common units for the 10 business days immediately prior to the acquisition. The transaction was valued based on the closing price of the day before the transaction. Navios Partners issued 16,089 additional general partnership units to the General Partner. The net proceeds from the issuance of the general partnership units were $306.

On May 8, 2009, Navios Partners completed its public offering of 3,500,000 common units at $10.32 per unit and raised gross proceeds of approximately $36,120 to fund its fleet expansion. The net proceeds of this offering, including discount and excluding offering costs of $465, were approximately $34,314. Pursuant to this offering, Navios Partners issued 71,429 additional general partnership units to the General Partner. The net proceeds from the issuance of the general partnership units were $737.

     On June 9, 2009 Navios Holdings relieved Navios Partners from its obligation to purchase the Capesize vessel Navios Bonavis for $130,000 and with the delivery of the Navios Bonavis to Navios Holdings, Navios Partners was granted a 12-month option to purchase the vessel for $125,000. The option elapsed without being exercised. In return, Navios Partners issued 1,000,000 subordinated Series A units recognizing in the results a non-cash compensation expense amounting to $6,082. Navios Partners calculated the fair value of the 1,000,000 subordinated Series A units issued by adjusting the publicly-quoted price for its common units on the transaction date to reflect the differences between the common and subordinated Series A units of Navios Partners. Principal among these differences is the fact that the subordinated Series A units are not entitled to dividends prior to their automatic conversion to common units on the third anniversary of their issuance. Accordingly, the present value of the expected dividends during that three-year period (discounted at a rate that reflects Navios Partners' weighted average cost of capital) was deducted from the publicly-quoted price for the Navios Partners' common units in arriving at the estimated fair value of the subordinated Series A units of $6.08/unit or $6,082 for the 1,000,000 units issued. In addition, Navios Holdings was released from the Omnibus Agreement restrictions for two years in connection with acquiring vessels from third parties (but not from the requirement to offer to sell to Navios Partners qualifying vessels in Navios Holdings' existing fleet). Pursuant to the issuance of 1,000,000 units, Navios Partners issued 20,408 additional general partnership units to the General Partner. The net proceeds from the issuance of the general partnership units were $207.
    On September 23, 2009, Navios Partners completed its public offering of 2,800,000 common units at $12.21 per unit and raised gross proceeds of approximately $34,188 to fund its fleet expansion. The net proceeds of this offering, including discount and excluding offering costs of $296, were approximately $32,480. Pursuant to this offering, Navios Partners issued 57,143 additional general partnership units to the General Partner. The net proceeds from the issuance of the general partnership units were $698.

On October 15, 2009, Navios Partners completed the exercise of the overallotment option previously granted to the underwriters in connection with the offering of 2,800,000 common units and issued 360,400 additional common units at the public offering price less the underwriting discount. Navios Partners raised gross proceeds of $4,400 and net proceeds of approximately $4,181. Navios Partners issued 7,355 additional general partnership units to the General Partner. The net proceeds from the issuance of the general partnership units were $90.

On November 24, 2009, Navios Partners completed its public offering of 4,000,000 common units at $14.90 per unit and raised gross proceeds of approximately $59,600 to fund its fleet expansion. The net proceeds of this offering, including discount and excluding offering costs of $176, were approximately $56,769. Pursuant to this offering, Navios Partners issued 81,633 additional general partnership units to the General Partner. The net proceeds from the issuance of the general partnership units were $1,216.

Segment information	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
SEGMENT INFORMATION [Text Block]

NOTE 14 -	SEGMENT INFORMATION

   Navios Partners reports financial information and evaluates its operations by charter revenues. Navios Partners does not use discrete financial information to evaluate operating results for each type of charter. As a result, management reviews operating results solely by revenue per day and operating results of the fleet and thus Navios Partners has determined that it operates under one reportable segment.
    The following table sets out operating revenue by geographic region for Navios Partners' reportable segment. Revenue is allocated on the basis of the geographic region in which the customer is located. Dry bulk vessels operate worldwide. Revenues from specific geographic region which contribute over 10% of total revenue are disclosed separately.

Revenue by Geographic Region

	Year Ended	Year Ended	Year Ended
	December 31, 2011	December 31, 2010	December 31, 2009

Europe	$24,436	$26,067	$26,049
Asia	147,642	99,442	52,768
North America	7,218	9,716	5,683
Australia	7,657	8,006	8,143

Total	$186,953	$143,231	$92,643

  Vessels operate on a worldwide basis and are not restricted to specific locations. Accordingly, it is not possible to allocate the assets of these operations to specific countries.

Income Taxes	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
INCOME TAXES [Text Block]

NOTE 15 -	INCOME TAXES

   Marshall Islands, Malta and Liberia do not impose a tax on international shipping income. Under the laws of Marshall Islands, Malta and Liberia, the countries of the vessel-owning subsidiaries' incorporation and vessels' registration, the vessel-owning subsidiaries are subject to registration and tonnage taxes which have been included in vessel operating expenses in the accompanying consolidated statements of income.

  Pursuant to Section 883 of the Internal Revenue Code of the United States, U.S. source income from the international operation of ships is generally exempt from U.S. income tax if the company operating the ships meets certain incorporation and ownership requirements. Among other things, in order to qualify for this exemption, the company operating the ships must be incorporated in a country which grants an equivalent exemption from income taxes to U.S. corporations. All the vessel-owning subsidiaries satisfy these initial criteria. In addition, these companies must meet an ownership test. The management of Navios Partners believes that this ownership test was satisfied prior to the IPO by virtue of a special rule applicable to situations where the ship operating companies are beneficially owned by a publicly traded company. Although not free from doubt, management also believes that the ownership test will be satisfied based on the trading volume and ownership of Navios Partners' units, but no assurance can be given that this will remain so in the future.

Commitments And Contingencies	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
COMMITMENTS AND CONTINGENCIES [Text Block]

NOTE 16 -	COMMITMENTS AND CONTINGENCIES

   Navios Partners is involved in various disputes and arbitration proceedings arising in the ordinary course of business. Provisions have been recognized in the financial statements for all such proceedings where Navios Partners believes that a liability may be probable, and for which the amounts are reasonably estimable, based upon facts known at the date the financial statements were prepared.

  In the opinion of management, the ultimate disposition of these matters will not adversely affect Navios Partners' financial position, results of operations or liquidity.
  In January 2011, Korea Line Corporation (“KLC”) which is the charterer of the Navios Melodia, filed for receivership. The charter contract was affirmed and will be performed by KLC on its original terms, provided that during an interim suspension period the sub-charterer pays Navios Partners directly.
 The future minimum commitments by period as of December 31, 2011, of Navios Partners under its charter-in contracts, net of commissions, are as follows:

Amount

2012	$9,891
2013	9,864
2014	6,594
2015	1,005
2016	—

$27,354

Leases	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
LEASES [Text Block]

NOTE 17 -	LEASES

   The future minimum contractual lease income (charter-out rates are presented net of commissions), is as follows:

Amount

2012	$188,839
2013	158,522
2014	98,823
2015	83,288
2016	69,668
2017 and thereafter	212,815

$811,955

Transactions With Related Parties And Affiliates	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
TRANSACTIONS WITH RELATED PARTIES AND AFFILIATES [Text Block]

NOTE 18	- TRANSACTIONS WITH RELATED PARTIES AND AFFILIATES

   Management fees: Pursuant to the management agreement dated November 16, 2007, which was revised in October 2009, the Manager, a wholly owned subsidiary of Navios Holdings, provides commercial and technical management services to Navios Partners' vessels for a daily fee of: (a) $4.5 daily rate per Ultra-Handymax vessel; (b) $4.4 daily rate per Panamax vessel; and (c) $5.5 daily rate per Capesize vessel for the two-year period that ended on November 16, 2011. In October 2011, Navios Partners extended the duration of its existing Management Agreement with the Manager until December 31, 2017 and fixed the rate for shipmanagement services of its owned fleet through December 31, 2013. The new management fees are: (a) $4.65 daily rate per Ultra-Handymax vessel; (b) $4.55 daily rate per Panamax vessel; and (c) $5.65 daily rate per Capesize vessel.
  These daily fees cover all of the vessels' operating expenses, including the cost of dry dock and special surveys. Total management fees for the year ended December 31, 2011, 2010 and 2009 amounted to $26,343, $19,746 and $11,004, respectively.

 General & administrative expenses:  Pursuant to the administrative services agreement dated November 16, 2007, the Manager also provides administrative services to Navios Partners, which include bookkeeping, audit and accounting services, legal and insurance services, administrative and clerical services, banking and financial services, advisory services, client and investor relations and other. The Manager is reimbursed for reasonable costs and expenses incurred in connection with the provision of these services. Navios Partners extended the duration of its existing Administrative Services Agreement with the Manager pursuant to the same terms, until December 31, 2017.

  Total general and administrative expenses charged by Navios Holdings for each of the three years ended December 31, 2011, 2010 and 2009 amounted to $3,447, $2,725 and $1,845, respectively.

   Balance due to related parties:  Amounts due to related parties as of December 31, 2011 is $4,077 which represents the current account payable to Navios Holdings and its subsidiaries. The balance mainly consists of the management fees amounting to $4,736, administrative service expenses and other expenses amounting to $900 and off-set by an amount due from the Manager amounting to $1,559.
        Amounts due to related parties as of December 31, 2010 is $2,633 which represents the current account payable to Navios Holdings and its subsidiaries. The balance mainly consists of the management fees amounting to $2,682, administrative service expenses amounting to $750 and an amount due from the Manager amounting to $799.

  Vessel Acquisitions:  On January 8, 2010, Navios Partners acquired from Navios Holdings the Navios Hyperion for a purchase price of $63,000 (see Note 6). Favorable lease terms recognized through this transaction amounted to $30,662 and were related to the acquisition of the rights on the time charter out contract of the vessel.
  On March 18, 2010, Navios Partners acquired from Navios Holdings the Navios Aurora II for a purchase price of $110,000. Favorable lease terms recognized through this transaction amounted to $42,524 and were related to the acquisition of the rights on the time charter-out contract of the vessel. The purchase price of the vessel consisted of 1,174,219 common units of Navios Partners issued to Navios Holdings and cash of $90,000. The common units were issued at $17.0326 per common unit, which reflects the NYSE volume weighted average price of the common units for the five business days prior to the date of the acquisition of the vessel (see Note 6).
  On May 21, 2010, Navios Partners acquired from Navios Holdings the Navios Pollux for a purchase price of $110,000 (see Note 6). Favorable lease terms recognized through this transaction amounted to $37,979 and were related to the acquisition of the rights on the time charter-out contract of the vessel.
  On November 15, 2010, Navios Partners acquired from Navios Holdings the Navios Melodia for a purchase price of $78,800 and the Navios Fulvia for a purchase price of $98,200. Favorable lease terms recognized through this transaction amounted to $13,802 for the Navios Melodia and $31,199 for the Navios Fulvia and were related to the acquisition of the rights on the time charter-out contracts of the vessels. The purchase price consisted of 788,370 common units issued to Navios Holdings and cash of $162,000. The number of common units issued was calculated based on a price of $19.0266 per common unit, which was the NYSE volume weighted average trading price of the common units for the ten business days immediately prior to the date of the acquisition (see Note 6).
  On May 19, 2011, Navios Partners acquired from Navios Holdings the Navios Luz for a purchase price of $78,000 and the Navios Orbiter for a purchase price of $52,000. Favorable lease terms recognized through this transaction amounted to $22,879 for the Navios Luz and $20,901 for the Navios Orbiter and were related to the acquisition of the rights on the time charter-out contracts of the vessels. The purchase price consisted of 507,916 common units issued to Navios Holdings valued at $9,960 and cash of $120,000. The number of common units issued was calculated based on a price of $19.6883 per common unit, which was the NYSE volume weighted average trading price of the common units for the ten business days immediately prior to the date of the acquisition (see Note 6).

Cash Distributions And Earnings Per Unit	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
CASH DISTRIBUTIONS AND EARNINGS PER UNIT [Text Block]

NOTE 19 -	CASH DISTRIBUTIONS AND EARNINGS PER UNIT

   The partnership agreement of Navios Partners requires that all available cash is distributed quarterly, after deducting expenses, including estimated maintenance and replacement capital expenditures and reserves. Distributions may be restricted by, among other things, the provisions of existing and future indebtedness, applicable partnership and limited liability company laws and other laws and regulations. The amount of the minimum quarterly distribution is $0.35 per unit or $1.40 unit per year and are made in the following manner, during the subordination period:

•	First, 98% to the holders of common units and 2% to the General Partner until each common unit has received a minimum quarterly distribution of $0.35 plus any arrearages from previous quarters;

•	Second, 98% to the holders of subordinated units and 2% to the General Partner until each subordinated unit has received a minimum quarterly distribution of $0.35; and

•	Third, 98% to all unitholders, pro rata, and 2% to General Partner, until each unit has received an aggregate amount of $0.4025

  Thereafter there is incentive distribution rights held by the General Partner, which are analyzed as follows:

		Marginal Percentage Interest in Distributions
		Common and
	Total Quarterly Distribution	Subordinated	General
	Target Amount	Unitholders	Partner

Minimum Quarterly Distribution	$0.35	98%	2%
First Target Distribution	up to $0.4025	98%	2%
Second Target Distribution	above $0.4025 up to $0.4375	85%	15%
Third Target Distribution	above $0.4375 up to $0.525	75%	25%
Thereafter	above $0.525	50%	50%

  On January 21, 2011, the Board of Directors of Navios Partners authorized its quarterly cash distribution for the three month period ended December 31, 2010 of $0.43 per unit. The distribution was paid on February 14, 2011 to all holders of record of common, subordinated and general partner units (not including holders of subordinated Series A units) on February 9, 2011. The aggregate amount of the declared distribution was $21,901.
  On April 18, 2011, the Board of Directors of Navios Partners authorized its quarterly cash distribution for the three month period ended March 31, 2011 of $0.43 per unit. The distribution was paid on May 11, 2011 to all holders of record of common, subordinated and general partner units (not including holders of subordinated Series A units) on May 5, 2011. The aggregate amount of the declared distribution was $23,939.
  On July 25, 2011, the Board of Directors of Navios Partners authorized its quarterly cash distribution for the three month period ended June 30, 2011 of $0.44 per unit. The distribution was paid on August 11, 2011 to all holders of record of common, subordinated and general partner units (not including holders of subordinated Series A units) on August 5, 2011. The aggregate amount of the declared distribution was $24,829.
  On October 21, 2011, the Board of Directors of Navios Partners authorized its quarterly cash distribution for the three month period ended September 30, 2011 of $0.44 per unit. The distribution was paid on November 11, 2011 to all holders of record of common, subordinated and general partner units (not including holders of subordinated Series A units) on November 8, 2011. The aggregate amount of the declared distribution was $24,829.

   Navios Partners calculates earnings per unit by allocating reported net income for each period to each class of units based on the distribution waterfall for available cash specified in Navios Partners' partnership agreement. Basic earnings net income per unit is determined by dividing net income by the weighted average number of units outstanding during the period. Diluted earnings per unit is calculated in the same manner as net income per unit, except that the weighted average number of outstanding units increased to include the dilutive effect of outstanding unit options or phantom units. There were no options or phantom units outstanding during the years ended December 31, 2011, 2010 and 2009.

  The General Partner's interest in net income is calculated as if all net income for the year was distributed according to the terms of Navios Partners partnership agreement, regardless of whether those earnings would or could be distributed. Navios Partners partnership agreement does not provide for the distribution of net income; rather, it provides for the distribution of available cash, which is a contractually defined term that generally means all cash on hand at the end of each quarter less the amount of cash reserves established by Navios Partners' board of directors to provide for the proper conduct of Navios Partners' business including reserves for maintenance and replacement capital expenditure and anticipated credit needs.

            The calculations of the basic and diluted earnings per unit are presented below.

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2011	2010	2009

Net income	$65,335	$60,511	$34,322
Earnings attributable to:
Common unit holders	60,506	50,823	25,277
Subordinated unit holders	3,522	8,465	8,321
General partner unit holders	1,307	1,223	724
Subordinated Series A unit holders	—	—	—
Weighted average units outstanding (basic and diluted)
Common unit holders	45,409,807	33,714,905	17,174,185
Subordinated unit holders	7,621,843	7,621,843	7,621,843
General partner unit holders	1,102,689	864,017	516,441
Subordinated Series A unit holders	1,000,000	1,000,000	1,000,000
Earnings per unit (basic and diluted):
Common unit holders	$1.33	$1.51	$1.47
Subordinated unit holders	$0.46	$1.11	$1.09
General partner unit holders	$1.19	$1.42	$1.40
Earnings per unit — distributed (basic and diluted):
Common unit holders	$1.76	$1.76	$1.87
Subordinated unit holders	$1.75	$1.69	$1.61
General partner unit holders	$2.90	$2.35	$1.91
Loss per unit - undistributed (basic and diluted):
Common unit holders	$(0.43)	$(0.25)	$(0.40)
Subordinated unit holders	$(1.29)	$(0.58)	$(0.52)
General partner unit holders	$(1.71)	$(0.93)	$(0.51)

Subsequent Events	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
SUBSEQUENT EVENTS [Text Block]

NOTE 20 -	SUBSEQUENT EVENTS

   On January 24, 2012, the Board of Directors of Navios Partners authorized its quarterly cash distribution for the three month period ended December 31, 2011 of $0.44 per unit. The distribution was paid on February 14, 2012 to all holders of record of common, subordinated and general partner units (not including holders of subordinated Series A units) on February 9, 2012. The aggregate amount of the declared distribution was $24,829.

  On January 1, 2012, in accordance with the terms of the partnership agreement, all of the outstanding subordinated units converted into 7,621,843 shares of common units.